                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 19, 2001
                                                         ----------------
                               Thomas Group, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               0-22010                                   72-0843540
       ------------------------             ------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)

   5221 N. O'Connor Blvd., Suite 500
   ---------------------------------
             Irving, Texas                                      75039
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)

                                 (972) 869-3400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




                    The Index to Exhibits is on Page 4 of 5

ITEM 5. OTHER EVENTS.

Reference EXHIBIT A.

On March 16, 2001, Thomas Group, Inc. (the "Company") received notice of a claim from Balanced Scorecard Collaborative, Inc. ("BSCol"), to mediate/arbitrate a dispute regarding BSCol's claim for unpaid fees under the parties, March 2000 agreement. The matter was not settled during an April 26 mediation, and consequently was resolved by a proceeding before a neutral arbitration panel in Dallas, Texas, during the week of September 17, 2001, pursuant to an arbitration provision in the parties' agreement. On October 5, 2001 the Company received an adverse ruling from the arbitration panel. The decision of the arbitration panel awarded BSCol $2,366,756.00.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THOMAS GROUP, INC.
                                          (Registrant)

Date: October 19, 2001                    By: /s/ JOHN R. HAMANN
      ----------------                       -----------------------------------
                                             John R. Hamann,
                                             President & Chief Executive Officer

                               INDEX TO EXHIBITS

        Exhibit Number                  Description                     Sequential Page Number
        --------------      ------------------------------------      --------------------------
              A             Arbitrators' Award dated October 5, 2001               5


                                   Exhibit A

                              PRIVATE ARBITRATION

BALANCED SCORECARD            )
COLLABORATIVE, INC.,          )
                              )
                   Claimant,  )
vs.                           )                     DALLAS, TEXAS
                              )
THOMAS GROUP, INC.,           )
                              )
                 Respondent.  )


                               ARBITRATORS' AWARD

    The undersigned arbitrators, heretofore selected by the parties in accordance with the contract between them, render the following Award:

    Claimant Balanced Scorecard Collaborative, Inc. is awarded Two Million Three Hundred Sixty-Six Thousand Seven Hundred Fifty-Six and No/Hundred Dollars ($2,366,756.00) from Respondent Thomas Group, Inc. This Award is inclusive of damages, prejudgment interest, attorneys' fees, and expenses. Arbitration costs are to be borne by the parties equally.

    This Award shall bear interest at the rate of six percent (6%) per annum from October 10, 2001, until paid.

    All other relief not granted herein is denied.

    SIGNED this 5TH day of October, 2001.

                                          --------------------------------------
                                          John L. Estes

                                          --------------------------------------
                                          John A. Gilliam

                                          --------------------------------------
                                          Darrell E. Jordan